                         JOHN HANCOCK MONEY MARKET FUND

CLASS S SHARES
PROSPECTUS
SEPTEMBER 12, 1995 AS REVISED DECEMBER 4, 1995
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Expense Information ......................................................    3
The Fund's Financial Highlights ..........................................    4
Yield Information ........................................................    6
Investment Objective and Policies ........................................    6
Organization and Management of the Fund ..................................    8
The Fund's Expenses ......................................................    9
Dividends and Taxes ......................................................   10
How to Buy Class S Shares ................................................   11
Share Price ..............................................................   12
How to Redeem Class S Shares .............................................   13
Investments, Techniques and Risk Factors .................................   13

         This Prospectus sets forth the information about Class S shares of John Hancock Money Market Fund (the "Fund"), a diversified series of John Hancock Series, Inc. (the "Company"), that you should know before investing. Please read and retain it for future reference. Class S shares of the Fund are offered exclusively to investors who maintain brokerage accounts with certain brokers who offer the Fund's shares as part of a sweep account (the "Selling Broker"). To invest in Class S shares of the Fund, the credit balances in your brokerage account will be automatically invested or "swept" into the Fund, subject to the terms of your brokerage account agreement.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         Additional information about the Fund and the Company has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information for Class S shares, dated September 12, 1995, and incorporated by reference into this Prospectus, free of charge by writing or telephoning: John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291 (1-800-554-6713
TDD). If you have any service related questions you should contact your Selling Broker.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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

EXPENSE INFORMATION

         The purpose of the following information is to help you to understand the various fees and expenses you will bear, directly or indirectly, when you purchase Class S shares of the Fund. The operating expenses included in the table and hypothetical example below are based on fees and expenses of the Class B shares of the Fund for the fiscal year ended October 31, 1994. No Class S shares were actually outstanding during the period. Actual fees and expenses of Class S shares in the future may be greater or less than those indicated.

SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases
 (as a percentage of offering price) ....................................  None
Maximum sales charge imposed on
 reinvested dividends ...................................................  None
Maximum deferred sales charge ...........................................  None
Redemption fee+ .........................................................  None
Exchange fee ............................................................  None

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Management fee (net of reduction) .......................................  0.40%
12b-1 fee* ..............................................................  0.40%
Other expenses** ........................................................  0.56%
Total Fund operating expenses (net of reduction) ........................  1.36%

+       Redemption by wire fee (currently $4.00) not included.

* The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of the Fund's average net assets, and the remaining portion will be used to cover distribution expenses.

** Other Expenses include transfer agent, legal, audit, custody and other expenses.

In addition to the above expenses, the Selling Broker with whom a shareholder maintains a sweep account may charge an annual administration fee for making the account available.


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
              EXAMPLE:                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
You would pay the following expenses
 for the indicated period of years on
 a hypothetical $1,000 investment,
 assuming 5% annual return.................  $14      $43       $74       $164

      (This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown).

            Expenses reflect the reduction of the management fee by the Fund's adviser. The higher fee cannot be reinstated without the Trustees' consent. Without such a reduction the management fee and total fund operating expenses would have been estimated as 0.50% and 1.46%, respectively.

            The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers, Inc.'s Rules of Fair Practice.

            The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contract."

      THE FUND'S FINANCIAL HIGHLIGHTS

            The information in the following table of financial highlights has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report is included in the Statement of Additional Information. Class S shares are a new class of shares; no financial highlights exist for Class S shares. Further information about the performance of the Fund is contained in the Fund's Annual Report to shareholders, which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation ("Investor Services") at the address or telephone number listed on the front page of this Prospectus.

      Selected data for a Class B share outstanding throughout each period is as follows:


                                      SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                       APRIL 30, 1995                  ----------------------
                                       (UNAUDITED)(1)        1994         1993        1992        1991
                                      ----------------       ----         ----        ----        ----
Net asset value, beginning
 of period..........................        $1.00           $1.00        $1.00       $1.00       $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income...............        $0.02           0.018        0.009       0.017       0.045

LESS DISTRIBUTIONS
Dividends from net investment
 income.............................        (0.02)         (0.018)      (0.009)     (0.017)     (0.045)
                                            -----          ------       ------      ------      ------
Net asset value, end
 of period..........................        $1.00           $1.00        $1.00       $1.00       $1.00
                                            =====           =====        =====       =====       =====

Total Return(3).....................         1.88%           1.87%        0.85%       1.73%       4.61%
                                             ====            ====         ====        ====        ====

RATIOS AND SUPPLEMENTAL DATA
Ratio of expenses to average
 net assets.........................         2.07%*          2.06%        2.44%       2.47%       2.23%
Ratio of expense reduction
 to average net assets..............           --              --           --          --       (0.12)%
                                             ----            ----         ----        ----       -----
Ratio of net expenses to
 average net assets.................         2.07%*          2.06%        2.44%       2.47%       2.11%
                                             ====            ====         ====        ====        ====
Ratio of net investment
 income to average net
 assets.............................         3.76%*          1.97%        0.85%       1.69%       4.45%
Net Assets, end of period
 (in thousands).....................      $56,522         $58,366      $31,546     $31,480     $20,763

                                                YEAR ENDED OCTOBER 31,
                                                ----------------------           PERIOD ENDED
                                            1990         1989         1988    OCTOBER 31, 1987(2)
                                            ----         ----         ----    -------------------
Net asset value, beginning
 of period..........................        $1.00        $1.00       $1.00            $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income...............        0.061        0.072       0.059           0.0007

LESS DISTRIBUTIONS
Dividends from net investment
 income.............................       (0.061)      (0.072)     (0.059)         (0.0007)
                                          -------      -------      ------          -------
Net asset value, end
 of period..........................        $1.00        $1.00       $1.00            $1.00
                                          =======      =======      ======          =======

Total Return(3).....................         6.30%        7.40%       6.06%            0.06%
                                          =======      =======      ======          =======

RATIOS AND SUPPLEMENTAL DATA
Ratio of expenses to average
 net assets.........................         2.31%        2.59%       2.41%            0.03%
Ratio of expense reduction
 to average net assets..............        (0.15)%      (0.47)%     (0.90)%          (0.02)%
                                          -------      -------      ------          -------
Ratio of net expenses to
 average net assets.................         2.16%        2.12%       1.51%            0.01%
                                          =======      =======      ======          =======
Ratio of net investment
 income to average net
 assets.............................         6.11%        7.16%       6.01%            0.07%
Net Assets, end of period
 (in thousands).....................      $21,099      $13,610      $7,692           $2,535

     -------------
     (1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser to the Fund.

     (2) Financial highlights, including total return, are for the period from October 26, 1987 (date of the Fund's initial offering of shares to the public) to October 31, 1987 and have not been annualized.

     (3) Total return does not include the effect of the contingent deferred sales charge.

      *  Annualized basis.

                                      -5-

YIELD INFORMATION

      Current information on the Fund's annualized yield during a recent seven-day period may be obtained by calling the Easi-Line at 1-800-338-8080 or a customer service representative, 1-800-225-5291. For information on how the Fund calculates its annualized yield see the Statement of Additional Information.

INVESTMENT OBJECTIVE AND POLICIES

      THE FUND SEEKS TO PROVIDE MAXIMUM CURRENT INCOME CONSISTENT WITH CAPITAL PRESERVATION AND LIQUIDITY.

      The Fund seeks to provide maximum current income consistent with capital preservation and liquidity. The Fund's investments will be subject to the market fluctuations and risks inherent in all securities, and there is no assurance that the investment objective will always be achieved.

      The Fund seeks to achieve its objective by investing in money market instruments including, but not limited to, U.S. Government, municipal and foreign governmental securities; obligations of supranational organizations (e.g., the World Bank and the International Monetary Fund); obligations of U.S. and foreign banks and other lending institutions; corporate obligations; repurchase agreements and reverse repurchase agreements. As a fundamental policy, the Fund may not invest more than 25% of its total assets in obligations issued by (i) foreign banks and (ii) foreign branches of U.S. banks where John Hancock Advisers, Inc. (the "Adviser"), the Fund's investment adviser, has determined that the U.S. bank is not unconditionally responsible for the payment obligations of the foreign branch. All of the Fund's investments will be denominated in U.S. dollars.

      THE FUND INVESTS ONLY IN HIGH QUALITY SECURITIES BELIEVED TO PRESENT MINIMAL CREDIT RISKS, UNDER PROCEDURES ADOPTED BY THE BOARD OF DIRECTORS.

      At the time the Fund acquires its investments, they will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized rating organizations (or one rating organization if the obligation was rated by only one such organization). These high quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating from at least two rating organizations (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories from at least two rating agencies (or one, if only one has rated the security), but do not qualify as first tier securities. The Fund may also purchase obligations that are not rated, but are determined by the Adviser, based on procedures adopted by the Fund's Board of Directors, to be of comparable quality to rated first or second tier securities. The Fund may not purchase any second tier security if, as a result of its purchase (a) more than 5% of its total assets would be invested in second tier securities or (b) more than 1% of its total assets or $1 million (whichever is greater) would be invested in the second tier securities of a single issuer. For a description of the ratings assigned by the rating organizations, see the Statement of Additional Information.

      BY LIMITING THE MATURITY OF ITS INVESTMENTS, THE FUND SEEKS TO LESSEN THE CHANGES IN THE VALUE OF ITS ASSETS CAUSED BY MARKET FACTORS.

      All of the Fund's investments will mature in 397 days or less. The Fund will maintain an average dollar-weighted portfolio maturity of 90 days or less.

      CLASS S SHARES OF THE FUND MAY BE APPROPRIATE FOR A VARIETY OF INVESTMENT PROGRAMS, WHICH CAN BE LONG-TERM OR SHORT-TERM IN NATURE.

      While the Fund is not a substitute for building an investment portfolio tailored to your investment needs and risk tolerance, the "sweep" feature of the Class S shares enables you to use the Fund as a high quality, conveniently liquid money market investment for cash balances in your brokerage account. See "How to Buy Class S Shares" and "How to Redeem Class S Shares."

      Because the Fund is designed to provide liquidity and stability of capital, as well as automatic investment of free credit balances, it may be especially suitable if you have short-term investment objectives or are awaiting an opportune time to invest in the equity and/or bond markets. However, the Fund may also be appropriate if you are a long-term investor seeking low-risk investment alternatives which are designed to provide current income.

      THE FUND FOLLOWS CERTAIN POLICIES THAT MAY HELP TO REDUCE INVESTMENT RISK.

      The Fund has adopted certain investment restrictions that are enumerated in detail in the Statement of Additional Information, where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. The Fund's investment objective and, except as otherwise expressly stated, its investment policies are nonfundamental and may be changed by a vote of the Board of Directors without shareholder approval. Notwithstanding the Fund's fundamental investment restriction prohibiting investments in other investment companies, the Fund may, pursuant to an order granted by the SEC, invest in other investment companies in connection with a deferred compensation plan for the non-interested directors of the John Hancock funds.

      BROKERS ARE CHOSEN ON BEST PRICE AND EXECUTION.

      The primary consideration in choosing brokerage firms to carry out the Fund's transactions is execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Pursuant to procedures determined by the Board of Directors, the Adviser may place securities transactions with brokers affiliated with the Adviser. The brokers include Tucker Anthony Incorporated, Sutro and Company, Inc. and John Hancock Distributors, Inc., which are indirectly owned by the John Hancock Mutual Life Insurance Company (the "Life Company"), which in turn indirectly owns the Adviser.

      See "Investments, Techniques and Risk Factors" for more information about the Fund's investments.

ORGANIZATION AND MANAGEMENT OF THE FUND

      THE BOARD OF DIRECTORS ELECTS OFFICERS AND RETAINS THE INVESTMENT ADVISER WHO IS RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS OF THE FUND, SUBJECT TO THE BOARD OF DIRECTORS' POLICIES AND SUPERVISION.

      The Fund is a diversified series of the Company, which is an open-end management investment company organized as a Maryland corporation in 1987. The Company reserves the right to create and issue a number of series of shares, or funds or classes thereof, which are separately managed and have different investment objectives. The Directors have authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class S. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation. However, each class is subject to different fees and expenses (which affect performance), has different minimum investment requirements and is entitled to different services. Also Class A, Class B and Class S shareholders have exclusive voting rights with respect to their distribution plans. Like Class S shares, Class A shares are not subject to a sales charge on purchases, redemptions or reinvested dividends, nor are they subject to deferred sales charges or an exchange fee. While not subject to a sales charge on purchases or reinvested dividends, Class B shares are subject to a contingent deferred sales charge if redeemed within six years of purchase. Class A and Class B expenses are identical to those of Class S shares except that the 12b-1 fees are 0.15% and 1.00% of average daily net assets on Class A and Class B shares, respectively. Information regarding Class A and Class B shares of the Fund may be obtained from your Selling Broker or from the Fund by calling a John Hancock customer service representative at the number on the front cover of this Prospectus. The Company is not required to and does not intend to hold annual meetings of shareholders, although special meetings may be held for such purposes as electing or removing Directors, changing fundamental policies or approving a management contract. The Fund, under certain circumstances, will assist in shareholder communications with other shareholders.

      JOHN HANCOCK ADVISERS, INC. ADVISES INVESTMENT COMPANIES HAVING A TOTAL ASSET VALUE OF MORE THAN $13 BILLION.

      The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. The Adviser provides the Fund, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock mutual funds through brokers who have arrangements with John Hancock Funds. Certain Fund officers are also officers of the Adviser and John Hancock Funds.

      In order to avoid any conflict with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: preclearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

THE FUND'S EXPENSES

      For managing its investment and business affairs, the Fund pays a monthly fee to the Adviser based on a stated percentage of the Fund's average daily net assets. During the fiscal year ended October 31, 1994, the Fund paid advisory fees in an amount equal to 0.50% of the Fund's average daily net assets to the Fund's former investment adviser.

      THE FUND PAYS DISTRIBUTION AND SERVICE FEES FOR MARKETING AND SALES-RELATED SHAREHOLDER SERVICING.

      The Class S shareholders have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under this Plan, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.40% of the Class S shares' average daily net assets. Under the Plan, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to other brokers or financial service firms who have arrangements with John Hancock Funds and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares;
(ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) distribution expenses incurred by other investment companies which sell all or substantially all of their assets to, merge with or otherwise engage in a reorganization transaction with the Fund. The service fees will be used to compensate brokers who have arrangements with John Hancock Funds for providing personal and account maintenance services to shareholders.

      In the event John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs under the Plan, these expenses will be carried forward together with interest on the balance of these unreimbursed expenses.

      Information on the Fund's total expenses is in the Financial Highlights section of this Prospectus.

DIVIDENDS AND TAXES

      THE FUND GENERALLY DECLARES DIVIDENDS DAILY AND DISTRIBUTES DIVIDENDS MONTHLY.

DIVIDENDS. The Fund generally declares dividends daily and distributes dividends monthly, representing all or substantially all of its net investment income.

      Purchase orders which are received from a Selling Broker together with Federal Funds by wire before 12:00 noon New York time will receive the dividend declared that day and other purchase orders, including any order with payment other than by Federal Funds, will begin receiving dividends the following business day. Redemption orders effected by a Selling Broker prior to 12:00 noon New York time will not receive that day's dividend. Refer to your brokerage account agreement to determine the time and method of payment (for purchases) that your Selling

Broker will use in executing purchases and redemptions on your behalf.

TAXATION. Dividends from the Fund's net investment income and net short-term capital gains are taxable to you as ordinary income. Dividends from the Fund's net long-term capital gains, if any, are taxable as long-term capital gain. The Fund does not anticipate that it will generally realize any long- term capital gains. Dividends are taxable, whether received in cash or reinvested in additional shares. Certain dividends may be paid by the Fund in January of a given year but may be treated as if you received them the previous December. Your Selling Broker will prepare and send you a statement by January 31 showing the federal tax status of the dividends you received for the prior year.

      The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income or net realized capital gains distributed to its shareholders within the time period prescribed by the Code.

      On the account application, you must certify that the social security or other taxpayer identification number you provide is your correct number and that you are not subject to backup withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, the Fund may be required to withhold 31% of your dividends.

      In addition to Federal taxes, you may be subject to state and local or foreign taxes with respect to your investment in and distributions from the Fund. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax rules not described herein. You should consult your tax adviser for specific advice.

HOW TO BUY CLASS S SHARES

      Class S shares of the Fund are offered exclusively to investors who maintain a brokerage account with certain brokers who offer the Fund's shares as part of a sweep program (the "Selling Broker"). When you open a brokerage account, free credit cash balances (including deposits, proceeds of sales of securities, and miscellaneous cash dividends and interest, but not amounts held by the Selling Broker as collateral for margin obligations to the Selling Broker) in your brokerage account will be automatically invested or "swept" into the Fund, subject to the terms and conditions of your brokerage account agreement. When the free credit cash balances in your brokerage account exceed the amount specified in your brokerage account agreement at the time specified in your brokerage account agreement, the free credit cash balance will be automatically invested in Class S shares of the Fund in accordance with the terms of your brokerage account agreement. Refer to your brokerage account agreement to determine the time and method of payment that your Selling Broker will use in executing purchases on your behalf. Your Selling Broker may benefit from the use of free credit cash balances in your account prior to their transfer to the Fund. See "Dividends and Taxation" for a discussion of when you will receive dividends.

      YOU WILL RECEIVE ACCOUNT STATEMENTS THAT YOU SHOULD KEEP TO HELP WITH YOUR PERSONAL RECORDKEEPING.

      Your Selling Broker will prepare and send to you a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends will be sent to you quarterly). A tax information statement will be mailed to you by your Selling Broker by January 31 of each year.

SHARE PRICE

         THE PRICE OF YOUR SHARES IS THEIR NET ASSET VALUE PER SHARE, WHICH WILL NORMALLY BE CONSTANT AT $1.00.

         The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the net assets allocable to the Class S shares by the number of outstanding Class S shares. Securities in the Fund's portfolio are valued at amortized cost, which the Board of Directors has determined approximates market value. Under the amortized cost pricing method, a portfolio investment is valued at its cost and thereafter any discount or premium is amortized to maturity, regardless of the impact of fluctuating interest rates on the market value of the investment. Amortized cost pricing facilitates the maintenance of a $1.00 constant net asset value per share, but, of course, this cannot be guaranteed.

         The NAV is calculated twice daily, at 12:00 noon Eastern time and as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally at 4:00 P.M., New York time) on each day that the Exchange is open.

         The price you pay for shares of the Fund equals the NAV computed after your investment is accepted in good order by John Hancock Funds, which will normally be constant at $1.00 per share. There is no sales charge on Class S shares of the Fund.

HOW TO REDEEM CLASS S SHARES

         REDEMPTIONS WILL BE AUTOMATICALLY EFFECTED BY YOUR SELLING BROKER TO SATISFY DEBIT BALANCES IN YOUR BROKERAGE ACCOUNT.

         Redemptions will be automatically effected by your Selling Broker to satisfy debit balances in your brokerage account or to provide the necessary cash collateral for your margin obligations to your Selling Broker. Redemptions will also be automatically effected to settle securities transactions with your Selling Broker if your free credit balance on the day before settlement is insufficient to settle the transactions. Your Selling Broker will, at the time specified in your brokerage account agreement, automatically scan each sweep account for debits and pending securities settlements, and, after application of any free credit balances in the sweep account to such debits, your Selling Broker will redeem on your behalf a sufficient number (or your entire balance of Class S shares in the event that your debits exceed the amount of Class S shares in your account) of Class S shares of the Fund in accordance with the terms of your brokerage account agreement to satisfy any remaining debits in the account. Refer to your brokerage account agreement to determine the time and procedures that your Selling Broker will use in executing redemptions on your behalf. You may also redeem Class S shares of the Fund by placing a redemption request through your Selling Broker. Your redemption proceeds will be deposited as cash balances in your sweep account with the Selling Broker.

         You may elect the checkwriting privilege which allows you to write checks in amounts from a minimum of $100. Checks may not be written against shares in your account which have been purchased within the last 10 days, except for shares purchased by wire transfer (which are immediately available).

INVESTMENTS, TECHNIQUES AND RISK FACTORS

SECURITIES OF FOREIGN ISSUERS. Foreign issuers may not be subject to accounting standards and government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign markets generally provide less liquidity than U.S. markets (and thus potentially greater price volatility), and typically provide fewer regulatory protections for investors. Foreign securities can also be affected by political or financial instability abroad. Foreign branches of United States banks may be subject to less stringent reserve requirements than domestic branches. United States branches and agencies of foreign banks and foreign branches of United States banks may provide less public information than, and may not be subject to, the same accounting, auditing and financial record-keeping standards as domestic banks.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, restricted securities and securities not readily marketable. The Fund may also invest in restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933. These purchases are subject to the Fund's investment restriction limiting all illiquid securities held by the Fund to not more than 10% of the Fund's net assets.

LENDING OF SECURITIES. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss, or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 30% of its total assets.

REPURCHASE AGREEMENTS, FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may enter into repurchase agreements and may purchase securities on a forward commitment or when-issued basis. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the seller at a higher price. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. The Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to its forward commitments and when-issued securities. Purchasing debt securities for future delivery or on a when-issued basis may increase the Fund's overall investment exposure and involves a risk of loss if the value of the securities declines before the settlement date.


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
JOHN HANCOCK MONEY MARKET FUND              JOHN HANCOCK MONEY MARKET FUND

INVESTMENT ADVISER                          CLASS S SHARES
John Hancock Advisers, Inc.                 PROSPECTUS
101 Huntington Avenue                       SEPTEMBER 12, 1995
Boston, Massachusetts  02199-7603

PRINCIPAL DISTRIBUTOR                       A MONEY MARKET FUND THAT SEEKS TO
John Hancock Funds, Inc.                    PROVIDE MAXIMUM CURRENT INCOME
101 Huntington Avenue                       CONSISTENT WITH CAPITAL PRESER-
Boston, Massachusetts 02199-7603            VATION AND LIQUIDITY.

CUSTODIAN
State Street Bank and Trust Company         101 HUNTINGTON AVENUE
225 Franklin Street                         BOSTON, MASSACHUSETTS 02199-7603
Boston, Massachusetts  02110

TRANSFER AGENT
John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts  02205-9116

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts  02116
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